UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2022

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On December 1, 2022, Middlefield Banc Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report that the Company completed its merger with Liberty Bancshares, Inc. (“Liberty”), pursuant to the Agreement and Plan of Merger, dated as of May 26, 2022, by and among the Company, MBCN Merger Subsidiary, LLC, a wholly owned subsidiary of the Company (“Merger Sub”) and Liberty (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) Liberty merged with and into Merger Sub (the “Merger”), with Merger Sub as the surviving entity in the Merger.

This Current Report on Form 8-K/A (the “Amendment”) amends the Original Report to include the financial statements of Liberty and the pro forma financial information required by Item 9.01 of Form 8-K. Except as expressly set forth herein, this Amendment does not amend, modify, or update the disclosures contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Liberty as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes, are hereby incorporated by reference to Exhibit 99.1 hereto.

The unaudited consolidated balance sheets of Liberty as of June 30, 2022 and December 31, 2021, and the related consolidated statements of income and comprehensive income and shareholders’ equity for the three-month and six-month periods ended June 30, 2022 and 2021, and the related consolidated statements of cash flows for the six-month periods ended June 30, 2022 and 2021 are hereby incorporated by reference to Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined consolidated condensed balance sheet as of September 30, 2022, and the unaudited pro forma combined consolidated condensed statements of income for the nine months ended September 30, 2022, and for the year ended December 31, 2021, as well as the accompanying notes thereto, are filed as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit
Number	Description

23.1	Consent of FORVIS, LLP

99.1	Audited consolidated balance sheets of Liberty and subsidiaries as of December 31, 2021 and 2020, and the related consolidated statements of operations and comprehensive income, shareholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes (incorporated by reference to the Company’s Form S-4 Registration Statement, as amended, filed with the SEC on September 20, 2022 (Registration No. 333-266694))

99.2	Unaudited consolidated balance sheets of Liberty as of June 30, 2022 and December 31, 2021, and the related consolidated statements of income and comprehensive income and shareholders’ equity for the three-month and six-month periods ended June 30, 2022 and 2021, and the related consolidated statements of cash flows for the six-month periods ended June 30, 2022 and 2021 (incorporated by reference to the Company’s Form S-4 Registration Statement filed with the SEC on September 20, 2022 (Registration No. 333-266694))

99.3	unaudited pro forma combined consolidated condensed balance sheet as of September 30, 2022, and unaudited pro forma combined consolidated condensed statements of income for the nine months ended September 30, 2022, and for the year ended December 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: January 26, 2023	/s/ James R. Heslop, II
CEO